ESCROW AGREEMENT

                      [FOR SECURITIES OFFERING UNDERWRITTEN
                       ON "ALL OR NONE" OR "MIN/MAX" BASIS]


     THIS ESCROW AGREEMENT, dated as of January 12, 2004 ("Escrow Agreement"), is by and between Charleston Capital Corporation, a Delaware corporation ("Charleston"); NanoPierce Technologies, Inc., a Nevada corporation ("Issuer"); and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Escrow Agent hereunder ("Escrow Agent").


                                   BACKGROUND

A. Issuer has engaged Charleston as its agent to sell up to 20,000,000 shares of the Company's Common Stock (the "Shares") on a "best efforts" basis, pursuant to the offering document or registration statement attached hereto as Exhibit B (the "Offering Document"). For every share of Common Stock purchased
----------
by an investor, such investor shall receive a Warrant, to purchase one (1) share of Common Stock at an exercise price equal to $.25. One (1) Share and one (1) Warrant are herein referred to as a unit (singly a "Unit" cumulatively the "Units"). The Units are being offered through Charleston at $.10 per Unit.

     B. In accordance with the Offering Document, subscribers to the Units (the "Subscribers" and individually, a "Subscriber") will be required to submit full payment for their respective investments at the time they enter into subscription agreements.

     C. In accordance with the Offering Document, all payments received by Charleston in connection with subscriptions for Units shall be promptly forwarded to Escrow Agent, and Escrow Agent has agreed to accept, hold, and disburse such funds deposited with it and the earnings thereon in accordance with the terms of this Escrow Agreement.

     D. In order to establish the escrow of funds and to effect the provisions of the Offering Document, the parties hereto have entered into this Escrow Agreement.


                             STATEMENT OF AGREEMENT

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

     1.     Definitions.  In  addition to the terms defined above, the following
            -----------
terms shall have the following meanings when used herein:

          "Cash Investment" shall mean the number of Units to be purchased by any Subscriber multiplied by the offering price per Share as set forth in the Offering Document.

          "Cash Investment Instrument" shall mean a check, money order or similar instrument, made payable to or endorsed to Escrow Agent in the manner described in Section 3(c) hereof, in full payment for the Units to be purchased
              ------------
by  any  Subscriber.

          "Escrow Funds" shall mean the funds deposited with the Escrow Agent pursuant to this Escrow Agreement, together with any interest and other income thereon.

          "Expiration  Date"  means  the  date  so  designated  on  Exhibit  A.
                                                                    ----------

          "Minimum Offering" shall mean the number Units so designated on Exhibit A hereto.
----------

          "Minimum Offering Notice" shall mean a written notification, signed by Charleston, pursuant to which Charleston shall represent (1) that subscriptions for the Minimum Offering have been received, (2) that, to the best of Charleston's knowledge after due inquiry and review of its records, Cash Investment Instruments in full payment for that number of Units equal to or greater than the Minimum Offering have been received, deposited with and collected by Escrow Agent, (3) and that such subscriptions have not been withdrawn, rejected or otherwise terminated, and (4) that the Subscribers have no statutory or regulatory rights of rescission without cause or all such rights have expired.

          "Pro Rata Basis," with respect to the allocation among Subscribers of interest and other earnings held in the Escrow Funds, shall mean, for each Subscriber, the Subscriber's Cash Investment multiplied by the number of days the Cash Investment of such Subscriber was held in interest-bearing investments pursuant to Section 6 hereof, multiplied by the average yield earned on the
              ----------
Escrow  Funds  during  such  period  of  days.

          "Subscription Accounting" shall mean an accounting of all subscriptions for Units received and accepted by Charleston as of the date of such accounting, indicating for each subscription the Subscriber's name, social security number and address, the number and total purchase price of subscribed Units, the date of receipt by Charleston of the Cash Investment Instrument, and notations of any nonpayment of the Cash Investment Instrument submitted with such subscription, any withdrawal of such subscription by the Subscriber, any rejection of such subscription by Charleston, or other termination, for whatever reason, of such subscription.

     2.     Appointment  of  and  Acceptance  by  Escrow  Agent.  Issuer  and
            ---------------------------------------------------
Charleston hereby appoint Escrow Agent to serve as escrow agent hereunder, and Escrow Agent hereby accepts such appointment in accordance with the terms of this Escrow Agreement.

     3.     Deposits  into  Escrow.  a.  Upon  receipt by Charleston of any Cash
            ----------------------
Investment Instrument for the purchase of Units, Charleston shall forward to Escrow Agent, by 12:00 noon on the next business day, the Cash Investment Instrument for deposit into the escrow account of the Escrow Agent described on Exhibit A hereto.
----------

Each such deposit shall be accompanied by the following documents:

          (1) a report containing such Subscriber's name, social security number or taxpayer identification number, address and other information required for withholding purposes;

          (2)  a  Subscription  Accounting;  and

          (3) instructions regarding the investment of such deposited funds in accordance with Section 6 hereof.
                                 ----------

     ALL FUNDS SO DEPOSITED SHALL REMAIN THE PROPERTY OF THE SUBSCRIBERS ACCORDING TO THEIR RESPECTIVE INTERESTS AND SHALL NOT BE SUBJECT TO ANY LIEN OR CHARGE BY ESCROW AGENT OR BY JUDGMENT OR CREDITORS' CLAIMS AGAINST ISSUER UNTIL RELEASED OR ELIGIBLE TO BE RELEASED TO ISSUER IN ACCORDANCE WITH SECTION 4(a)
                                                                    ------------
HEREOF.

          b. Charleston and Issuer understand and agree that all Cash Investment Instruments received by Escrow Agent hereunder are subject to collection requirements of presentment and final payment, and that the funds represented thereby cannot be drawn upon or disbursed until such time as final payment has been made and is no longer subject to dishonor. Upon receipt, Escrow Agent shall process each Cash Investment Instrument for collection, and the proceeds thereof shall be held as part of the Escrow Funds until disbursed in accordance with Section 4 hereof. If, upon presentment for payment, any Cash
                   ---------
Investment Instrument is dishonored, Escrow Agent's sole obligation shall be to notify Charleston of such dishonor and to return such Cash Investment Instrument to Charleston. Notwithstanding the foregoing, if for any reason any Cash Investment Instrument is uncollectible after payment or disbursement of the funds represented thereby has been made by Escrow Agent, Issuer shall immediately reimburse Escrow Agent upon receipt from Escrow Agent of written notice thereof.

          Upon receipt of any Cash Investment Instrument that represents payment of an amount less than or greater than the Cash Investment, Escrow Agent's sole obligation shall be to notify Issuer and Charleston of such fact and to return such Cash Investment Instrument to Charleston.

          c. All Cash Investment Instruments shall be made payable to the order of, or endorsed to the order of, "Wachovia Bank, National Association/[__ISSUER NAME__] - Escrow
                -----------

Account," and Escrow Agent shall not be obligated to accept, or present for payment, any Cash Investment Instrument that is not payable or endorsed in that manner.

     4.     Disbursements  of  Escrow  Funds.
            --------------------------------

          a.     Completion  of  Minimum Offering.  Subject to the provisions of
                 ---------------------------------
Section  10 hereof, Escrow Agent shall pay to Issuer the liquidated value of the
-----------
Escrow Funds, by certified or bank check or by wire transfer, no later than fifteen (15) business days following receipt of the following documents:

          (1)  A  Minimum  Offering  Notice;

          (2) Subscription Accounting, substantiating the sale of the Minimum Offering;

          (3)  The  documents  described  on  Exhibit  C  attached  hereto  and
                                              ----------
               incorporated  herein  by  reference;  and

          (4) Such other certificates, notices or other documents as Escrow Agent shall reasonably require.

     Notwithstanding the foregoing, Escrow Agent shall not be obligated to disburse the Escrow Funds to Issuer if Escrow Agent has reason to believe that
(a) Cash Investment Instruments in full payment for that number of Units equal to or greater than the Minimum Offering have not been received, deposited with and collected by the Escrow Agent, or (b) any of the certifications and opinions set forth in the Minimum Offering Notice or the documents described in Exhibit C
                                                                       ---------
attached  hereto  are  incorrect  or  incomplete.

     After  the  initial disbursement of Escrow Funds to Issuer pursuant to this
Section  4(a),  Escrow  Agent  shall pay to Issuer any additional funds received
-------------
with respect to the Units, by certified or bank check or wire transfer, no later than fifteen (15) business days after receipt.

          b.     Rejection  of  Any Subscription or Termination of the Offering.
                 --------------------------------------------------------------
No later than fifteen (15) business days after receipt by Escrow Agent of written notice (i) from Issuer or Charleston that Charleston intends to reject a Subscriber's subscription, (ii) from Issuer or Charleston that there will be no closing of the sale of Units to Subscribers, (iii) from any federal or state regulatory authority that any application by Issuer to conduct a banking business has been denied, or (iv) from the Securities and Exchange Commission or
                          --
any other federal or state regulatory authority that a stop or similar order has been issued with respect to the Offering Document and has remained in effect for at least twenty (20) days, Escrow Agent shall pay to the applicable Subscriber(s), by certified or bank check and by first-class mail, the amount of the Cash Investment paid by each Subscriber, and shall pay all interest income on the Escrow Funds in the manner set forth on Exhibit A hereto.
                                                         ----------

          c.     Expiration of Offering Period.  Notwithstanding anything to the
                 -----------------------------
contrary contained herein, if Escrow Agent shall not have received a Minimum Offering Notice on or before the Expiration Date, Escrow Agent shall, within fifteen (15) business days after such Expiration Date and without any further instruction or direction from Charleston or Issuer, return to each Subscriber, by certified or bank check and by first-class mail, the Cash Investment made by such Subscriber, and shall pay all interest income on the Escrow Funds in the manner set forth on Exhibit A hereto.
                        ----------

     5.     Suspension  of  Performance  or Disbursement Into Court.  If, at any
            -------------------------------------------------------
time, (i) there shall exist any dispute between Charleston, Issuer, Escrow Agent, any Subscriber or any other person with respect to the holding or disposition of all or any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or (ii) if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of all or any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or (iii) if Charleston and Issuer have not within 30 days of the furnishing by Escrow Agent of a notice of resignation pursuant to
Section  7  hereof  appointed  a  successor  Escrow Agent to act hereunder, then
----------
Escrow Agent may, in its sole discretion, take either or both of the following actions:

          a. suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be).

          b. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required or permitted by law, pay into such court all funds held by it in the Escrow Funds for holding and disposition in accordance with the instructions of such court.

Escrow Agent shall have no liability to Charleston, Issuer, any Subscriber or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of the Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

     6.     Investment  of  Funds.  Escrow  Agent  shall invest and reinvest the
            ---------------------
Escrow Funds as Charleston shall direct (subject to applicable minimum investment requirements) in writing; provided, however, that no investment or reinvestment may be made except in the following:

          a. direct obligations of the United States of America or obligations the principal of and the interest on which are unconditionally guaranteed by the United States of America; or

          b. savings accounts of any bank, trust company or national banking association (including Escrow Agent and its affiliates).

          If Escrow Agent has not received written instructions from Charleston at any time that an investment decision must be made, Escrow Agent shall invest the Escrow Funds, or such portion thereof as to which no written instructions have been received, in investments described in clause (b) above. Each of the foregoing investments shall be made in the name of Escrow Agent in its stated capacity as escrow agent. No investment shall be made in any instrument or security that has a maturity of greater than six (6) months. Notwithstanding anything to the contrary contained herein, Escrow Agent may, without notice to Charleston or Issuer, sell or liquidate any of the foregoing investments at any time if the proceeds thereof are required for any disbursement of Escrow Funds permitted or required hereunder. All investment earnings shall become part of the Escrow Funds and investment losses shall be charged against the Escrow Funds. Escrow Agent shall not be liable or responsible for any loss in the value of any investment made pursuant to this Escrow Agreement or for any loss, cost or penalty resulting from any sale or liquidation of the Escrow Funds. With respect to any Escrow Funds or any written investment instruction of Charleston received by Escrow Agent after ten o'clock, a.m., Charlotte, North Carolina, time, Escrow Agent shall not be required to invest such funds or to effect such investment instruction until the next day upon which banks in Charlotte, North Carolina are open for business.

     7.     Resignation  of  Escrow  Agent.  Escrow  Agent  may  resign  and  be
            ------------------------------
discharged from the performance of its duties hereunder at any time by giving ten (10) days prior written notice to the Charleston and the Issuer specifying a date when such resignation shall take effect. Upon any such notice of resignation, the Charleston and Issuer jointly shall appoint a successor Escrow Agent hereunder prior to the effective date of such resignation. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after payment by Issuer or deduction from Escrow Funds (to the extent of Issuer's rights therein) of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder. After any retiring Escrow Agent's resignation, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all of the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

     8.     Liability  of  Escrow  Agent.
            ----------------------------

          a. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement, including without limitation the Offering Document. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Issuer, Charleston or any Subscriber. Escrow Agent's sole responsibility shall be for the safekeeping and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any notice, instruction, request or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall believe to be genuine and to have been signed or presented by the person or parties purporting to sign the same. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages (including, but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Escrow Agreement or the Offering Document, or to appear in, prosecute or defend any such legal action or proceeding. Without limiting the generality of the foregoing, Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any subscription agreement with any Subscriber or any other agreement between Issuer, Charleston and/or any Subscriber. Escrow Agent shall not be responsible or liable in any manner for the performance by Issuer or any Subscriber of their respective obligations under any subscription agreement nor shall Escrow Agent be responsible or liable in any manner for the failure of Issuer, Charleston or any third party (including any Subscriber) to honor any of the provisions of this Escrow Agreement. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. Issuer shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

          b. The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

     9.     Indemnification  of  Escrow  Agent.  From and at all times after the
            ----------------------------------
date of this Escrow Agreement, Issuer shall, to the fullest extent permitted by law, indemnify and hold harmless the

Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation Issuer or Charleston, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. The obligations of Issuer under this
Section  9  shall  survive  any  termination  of  this  Escrow Agreement and the
----------
resignation  or  removal  of  Escrow  Agent.

     10.     Compensation  to  Escrow  Agent.
             -------------------------------

          a.     Fees  and  Expenses.  Issuer  shall compensate Escrow Agent for
                 -------------------
its  services  hereunder  in  accordance  with Exhibit A attached hereto and, in
                                               ---------
addition, shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. The additional provisions and information set forth on Exhibit A are hereby incorporated by this reference,
                            ---------
and form a part of this Escrow Agreement. All of the compensation and reimbursement obligations set forth in this Section 10 shall be payable by
                                                  ----------
Issuer  upon  demand  by  Escrow  Agent.  The  obligations  of Issuer under this
Section  10  shall  survive  any  termination  of  this Escrow Agreement and the
-----------
resignation  or  removal  of  Escrow  Agent.

          b.     Disbursements  from  Escrow  Funds  to  Pay  Escrow Agent.  The
                 ---------------------------------------------------------
Escrow Agent is authorized to and may disburse from time to time, to itself or to any Indemnified Party from the Escrow Funds (to the extent of Issuer's rights thereto), the amount of any compensation and reimbursement of out-of-pocket expenses due and payable hereunder (including any amount to which Escrow Agent or any Indemnified Party is entitled to seek indemnification pursuant to Section
                                                                         -------
9 hereof).  Escrow Agent shall notify Issuer of any disbursement from the Escrow
-
Funds to itself or to any Indemnified Party in respect of any compensation or reimbursement hereunder and shall furnish to Issuer copies of all related invoices and other statements.

          c.     Security  and Offset.  Issuer hereby grants to Escrow Agent and
                 --------------------
the Indemnified Parties a security interest in and lien upon the Escrow Funds (to the extent of Issuer's rights thereto) to secure all obligations hereunder, and Escrow Agent and the Indemnified Parties shall have the right to offset the amount of any compensation or reimbursement due any of them hereunder (including any claim for indemnification pursuant to
Section  9  hereof)  against  the Escrow Funds (to the extent of Issuer's rights
----------
thereto.) If for any reason the Escrow Funds available to Escrow Agent and the Indemnified Parties pursuant to such security interest or right of offset are insufficient to cover such compensation and reimbursement, Issuer shall promptly pay such amounts to Escrow Agent and the Indemnified Parties upon receipt of an itemized invoice.

     11.     Representations  and  Warranties;  Legal  Opinions.     a.  Each of
             --------------------------------------------------
Charleston and the Issuer respectively makes the following representations and warranties to Escrow Agent:

          (1) It is a corporation or limited liability company duly organized, validly existing, and in good standing under the laws of the state of its incorporation or organization, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;

          (2) This Escrow Agreement has been duly approved by all necessary corporate action, including any necessary shareholder or membership approval, has been executed by its duly authorized officers, and constitutes its valid and binding agreement, enforceable in accordance with its terms.

          (3) The execution, delivery, and performance of this Escrow Agreement will not violate, conflict with, or cause a default under its articles of incorporation, articles of organization or bylaws, operating agreement or other organizational documents, as applicable, any applicable law or regulation, any court order or administrative ruling or decree to which it is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which it is a party or any of its property is subject. The execution, delivery and performance of this Escrow Agreement is consistent with and accurately described in the Offering Document, and the allocation of interest and other earnings to Subscribers, as set forth in Sections 4(b) and
                                                               -------------
4(c)  hereof,  has  been  properly  described  therein.
----

          (4) It hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Units or has approved, endorsed or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Units other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.

          (5) All of its representations and warranties contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Funds.

          b. Issuer makes the following further representations and warranties to Escrow Agent:

          (1) No party other than the parties hereto and the prospective Subscribers have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

          c. Charleston makes the following further representations and warranties to Escrow Agent:

          (1) The deposit with Escrow Agent by Charleston of Cash Investment Instruments pursuant to Section 3 hereof shall be deemed a representation and
                           ---------
warranty by Charleston that such Cash Investment Instrument represents a bona fide sale to the Subscriber described therein of the amount of Units set forth therein, subject to and in accordance with the terms of the Offering Document.

     12.     Tax  Reporting.  All  earnings  or  interest paid hereunder will be
             --------------
reported by the recipient thereof to the Internal Revenue Service or other taxing authority. Notwithstanding the foregoing, Escrow Agent shall report to the Internal Revenue Service or such other taxing authority such earnings as its deems appropriate or as required by any applicable law or regulation. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

     13.     Identifying  Information.  Issuer and Charleston acknowledge that a
             ------------------------
portion of the identifying information set forth on Exhibit A is being requested
                                                    ---------
by the Escrow Agent in connection with the USA Patriot Act, Pub.L.107-56 (the "Act"), and Issuer and Charleston agree to provide any additional information requested by the Escrow Agent in connection with the Act or any similar legislation or regulation to which Escrow Agent is subject, in a timely manner. The Issuer and Charleston each represents that its respective identifying information  set  forth on Exhibit A, including without limitation, its Taxpayer
                           ---------
Identification Number assigned by the Internal Revenue Service or any other taxing authority, is true and complete on the date hereof and will be true and complete at the time of any disbursement of the Escrow Funds.

     14.     Consent  to  Jurisdiction  and  Venue.  In the event that any party
             -------------------------------------
hereto commences a lawsuit or other proceeding relating to or arising from this Escrow Agreement, the parties hereto agree that the Colorado Courts Federal
                                                         -----------------------
Courts  shall have the sole and exclusive jurisdiction over any such proceeding.
------
If such court lacks federal subject matter jurisdiction, the parties agree that the Colorado State Courts shall have sole and exclusive jurisdiction. Any of
     -----------------------
these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service of process to vest personal jurisdiction over them in any of these courts.

     15.     Notice.  All  notices,  approvals,  consents,  requests,  and other
             ------
communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt) to the address or facsimile number set forth on Exhibit A hereto, or to such other
                                              ---------
address as each party may designate for itself by like notice, and shall be deemed to have been given on the date deposited in the mail, if mailed, by first-class, registered or certified mail, postage prepaid, addressed as set forth on Exhibit A hereto, or to such other address as each party may designate
          ---------
for  itself  by  like  notice.

     16.     Amendment or Waiver.  This Escrow Agreement may be changed, waived,
             -------------------
discharged or terminated only by a writing signed by Charleston, Issuer and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

     17.     Severability.  To the extent any provision of this Escrow Agreement
             ------------
is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

     18.     Governing  Law.  This  Escrow  Agreement  shall  be  construed  and
             --------------
interpreted  in accordance with the internal laws of the State of Nevada without
                                                                  ------
giving  effect  to  the  conflict  of  laws  principles  thereof.

     19.     Entire  Agreement.  This  Escrow  Agreement  constitutes the entire
             -----------------
agreement between the parties relating to the acceptance, collection, holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

     20.     Binding  Effect.  All  of  the  terms  of this Escrow Agreement, as
             ---------------
amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of Charleston, Issuer and Escrow Agent.

     21.     Execution  in  Counterparts.  This Escrow Agreement may be executed
             ---------------------------
in two or more counterparts, which when so executed shall constitute one and the same agreement.

     22.     Termination.  Upon  the  first  to occur of the disbursement of all
             ------------
amounts in the Escrow Funds or deposit of all amounts in the Escrow Funds into court pursuant to Section 5 or Section 8 hereof, this Escrow Agreement shall
                     ----------    ---------
terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

     23.     Dealings.  The  Escrow Agent and any stockholder, director, officer
             --------
or employee of the Escrow Agent may buy, sell, and deal in any of the securities of the Issuer and become pecuniarily interested in any transaction in which the Issuer may be interested, and contract and lend money to the Issuer and otherwise act as fully and freely as though it were not Escrow Agent under this Escrow Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the Issuer or any other entity.


                       [SIGNATURES CONTINUED ON NEXT PAGE]
     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.

                                     NANOPIERCE TECHNOLOGIES, INC.


[CORPORATE  SEAL]                    By:  /s/Paul  H.  Metzinger
                                        ----------------------------------------
                                     Title: Paul H. Metzinger its President and
                                            CEO
ATTEST:

/s/Kristi  J.  Kampmann
-----------------------
      Secretary


                                     CHARLESTON CAPITAL CORPORATION


[CORPORATE  SEAL]                    By:  /s/Ara  Proudian
                                        ----------------------------------------
                                     Title:  Ara Proudian its President

ATTEST:

_______________________
      Secretary

                                     WACHOVIA BANK, NATIONAL
                                     ASSOCIATION, AS ESCROW AGENT

                                     By:     ______________________________
                                     Title:  ______________________________

                                    EXHIBIT A
                                    ---------


1.   Definitions.     "Minimum  Offering"  means  12,500,000  Units  equal  to
     -----------      $1,250,000.  "Expiration  Date" means January 28, 2004.

2.   Escrow  Account.
     ---------------

                      Wachovia Bank, National Association
                      ABA# 053000219
                      Account Name: NANOPIER TCH ESC
                      Account No. 3572001905
                      ATTN: Corporate Trust - Bond Administration

3.   Escrow  Agent  Fees.
     -------------------

     Acceptance Fee:                  $   500.00
                                      ----------
     Escrow Administration Fee:       $ 1,500.00
                                      ----------
     Out-of-Pocket  Expenses:         -At  Cost
     [Transactional Costs]:           $500.00 per closing after first 5 closings
                                      ------------------------------------------
            TOTAL                     $ 2,000.00
                                      ----------

     The Acceptance Fee and the Annual Escrow Fee are payable upon execution of the escrow documents. In the event the escrow is not funded, the Acceptance Fee and all related expenses remain due and payable, and if paid, will not be refunded. Annual fees cover a full year in advance, or any part thereof, and thus are not pro-rated in the year of termination.

     The fees quoted in this schedule apply to services ordinarily rendered in the administration of an Escrow Account and are subject to reasonable adjustment based on final review of documents, or when the Escrow Agent is called upon to undertake unusual duties or responsibilities, or as changes in law, procedures, or the cost of doing business demand. Services in addition to and not contemplated in this Escrow Agreement, including, but not limited to, document amendments and revisions, non-standard cash and/or investment transactions, calculations, notices and reports, and legal fees, will be billed as extraordinary expenses.

     Unless otherwise indicated, the above fees relate to the establishment of one escrow account. Additional sub-accounts governed by the same Escrow Agreement may incur an additional charge. Transaction costs include charges for wire transfers, checks, internal transfers and securities transactions.

4.   Taxpayer Identification Numbers.
     --------------------------------

     Charleston:           65-0634429
                           ----------

     Issuer:               84-0992908
                           ----------


                                Exhibit A, Page 1

5.   Termination  and  Disbursement.  In the event there is any termination or
     ------------------------------
     failure  of  the  offering  pursuant  to  Sections  4b  or 4c of the Escrow
                                               ------------     --
     Agreement, the Escrow Agent shall, in accordance with the Offering Document (select one):

     [ ] Pay as soon as practicable to the applicable Subscriber(s), by certified or bank check and by first-class mail, each Subscriber's share of interest income earned on the Escrow Funds, each such share to be calculated on a Pro Rata Basis (as defined in the Escrow Agreement).

     [ ] Pay all monies representing interest and other earnings as soon as practicable by certified or bank check, subject to Section 10 of the Escrow Agreement, to Issuer.


6.   Notice  Addresses.
     -----------------

                                                        Principal Place of
                                                        Business, if different
If to Issuer at:      NanoPierce Technologies, Inc.
                      -----------------------------     ------------------------
                      370 17th Street Suite 3640
                      -----------------------------     ------------------------
                      Denver, CO 80202
                      -----------------------------     ------------------------
                      ATTN: Paul H. Metzinger
                      -----------------------------     ------------------------
                      Phone: 303-592-1010
                      Facsimile: 303-592-1054

If to Charleston at:  Charleston Capital Corp.
                      -----------------------------     ------------------------
                      216 East 45th Street, 9th Floor
                      -----------------------------     ------------------------
                      New York, NY 10017
                      -----------------------------     ------------------------
                      ATTN: Ara Proudian
                      -----------------------------     ------------------------
                      Facsimile: 212-201-3502
                      Phone: 212-244-1555

If to the Escrow
Agent at:             Wachovia Bank, National Association, as Escrow Agent
                      Corporate Trust Bond Administration
                      One Penn Plaza, Suite 1414
                      ------------------------------------------------
                      New York, NY 10119
                      ------------------------------------------------
                      ATTENTION: Michelle Mena
                                --------------------------------------
                      Facsimile Number: (212) 273-7015
                                         ---  ------------------------


                                Exhibit A, Page 2

                                    EXHIBIT B
                                    ---------

                                Offering Document
                                       or
                           SEC Registration Statement

                                    EXHIBIT C
                                    ---------

                          Additional Documents Required
                           for Release of Escrow Funds
                            Pursuant to Section 4(a)

1.   Certificate  of  PAUL H. METZINGER, PRESIDENT AND CEO of Issuer, that (a)
                      -----------------  -----------------
     the Units described in the Offering Document have been registered or are exempt from registration under the Securities Act of 1933, and have been registered or are exempt from registration under applicable state securities laws, (b) no stop or similar order has been issued or threatened to be issued by the SEC or any other federal or state regulatory authority in connection with the Offering Document or the offering of Shares pursuant thereto, and (c) all representations and warranties of the Issuer set forth in the Escrow Agreement are true and correct in all material respects on and as of the date of such certificate as if made on the date thereof; and

2. An opinion of counsel to NanoPierce Technologies, Inc. that (a) the Shares described in the Offering Document have been registered or are exempt from registration under the Securities Act of 1933 and have been registered or are exempt from registration under applicable state securities laws, and (b) to the best of its knowledge, no stop or similar order has been issued or threatened to be issued by the SEC or any other federal or state regulatory authority in connection with the Offering Document or the offering of Shares pursuant thereto.